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                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM  8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 22, 2001 (MAY 14, 2001)


                              DTVN HOLDINGS, INC.
              (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       0-22076                   76-0404904
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                       635 West Campbell Road, Suite 130
                            Richardson, Texas 75080
              (Address of Principal Executive Offices)  (Zip Code)


      Registrant's telephone number, including area code:  (972) 783-0284



         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

     On May 14 and 15, 2001, DTVN Holdings, Inc. issued press releases, which are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1  Press Release of DTVN Holdings, Inc. dated May 14, 2001.

     99.2  Press Release of DTVN Holdings, Inc. dated May 15, 2001.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DTVN Holdings, Inc.


                              By:     /s/ Hugh D. Simpson
                                      -------------------
                                    Hugh D. Simpson
                                    President and Chief Executive Officer


Date:   May 22, 2001

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
------                   -----------

 99.1     Press Release of DTVN Holdings, Inc. dated May 14, 2001.

 99.2     Press Release of DTVN Holdings, Inc. dated May 15, 2001.

                                       4